Exhibit 10.3

INFORMATION SERVICES GROUP, INC.

MANAGEMENT UNIT PURCHASE AGREEMENT

This Management Unit Purchase Agreement (this “Agreement”) is made as of August 2, 2006, by and between Information Services Group, Inc., a Delaware corporation (the “Company”), and Oenoke Partners, LLC, a Delaware limited liability company (“Purchaser”).

1.             Purchase and Sale of Units.  Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to sell to Purchaser, an aggregate of 4,687,500 units (the “Units”), each of which consists of a share of Common Stock of the Company (the “Stock”) and a warrant to purchase a share of Stock (collectively, the “Warrants”) at $0.002 per Unit, for an aggregate purchase price of $9,375, payable in cash. The closing hereunder, including payment for and delivery of the Units shall occur at the offices of the Company immediately following the execution of this Agreement, or at such other time and place as the parties may mutually agree.

2.             Warrants.

(a)           Form of Warrant. Each Warrant shall be in substantially the form of Warrant attached as Exhibit A hereto, and shall be signed by, or bear the facsimile signature of, the Chairman of the Board or Chief Executive Officer and Treasurer or Secretary of the Company.

(b)           Detachability of Warrants. The Stock and Warrants comprising the Units will not be separately transferable until the date on which the Company files a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”), which includes an audited balance sheet reflecting the receipt by the Company of the gross proceeds of its initial public offering (the “Public Offering”) including the proceeds received by the Company from the exercise of the Underwriter’s over-allotment option, if the over-allotment option is exercised prior to the filing of the Form 8-K.

(c)           Warrant Price. Each Warrant shall entitle the registered holder thereof, subject to the provisions of such Warrant and of this Agreement, to purchase from the Company the number of shares of Stock stated therein, at the price of $6.00 per share, subject to the adjustments provided in Section 3 hereof and in the last sentence of this Section 2(c). The term “Warrant Price” as used in this Agreement refers to the price per share at which Stock may be purchased at the time a Warrant is exercised. The Company in its sole discretion may lower the Warrant Price at any time prior to the Expiration Date.

(d)           Duration of Warrants. A Warrant may be exercised only during the period (the “Exercise Period”) commencing on the later of (i) the completion by the Company of an acquisition, through a merger, capital stock exchange, asset or stock acquisition or other business combination, of one or more domestic or international operating businesses and (ii) the date that is one year after the registration statement relating to the Public Offering is declared effective by the SEC (such date of effectiveness, the “Effective Date”), and terminating at 5:00 p.m., New York City time on the earlier to occur of (x) the date that is four years after the Effective Date and (y) the date fixed for redemption of the Warrants as provided in Section 4 of this Agreement (the “Expiration Date”). Except with respect to the right to receive the Redemption Price (as set forth in Section 4 hereunder), each Warrant not exercised on or before the Expiration Date shall become void, and all rights thereunder and all rights in respect thereof under this Agreement shall cease at the close of business on the Expiration Date. The Company in its sole discretion may extend the duration of the Warrants by delaying the Expiration Date; provided, however, that any extension of the duration of the Warrants must apply equally to all of the Warrants.

(e)           Exercise of Warrants.

1. Payment. Subject to the provisions of the Warrant and this Agreement, a Warrant, when countersigned by the Company, may be exercised by the registered holder thereof by surrendering it, at the office of the Company with the subscription form, as set forth in the Warrant, duly executed, and by paying in full, in lawful money of the United States, in cash, good certified check or good bank draft payable to the order of the Company (or as otherwise agreed to by the Company), the Warrant Price for each full share of Stock as to which the Warrant is exercised and any and all applicable taxes due in connection with the exercise of the Warrant, the exchange of the Warrant for the Stock, and the issuance of the Stock.

2. Issuance of Certificates. As soon as reasonably practicable after the exercise of any Warrant and the clearance of the funds in payment of the Warrant Price, the Company shall issue to the registered holder of such Warrant a certificate or certificates for the number of full shares of Stock to which the holder is entitled, registered in such name or names as may be directed by the holder, and if such Warrant shall not have been exercised in full, a new countersigned Warrant for the number of shares as to which such Warrant shall not have been exercised.

3. Valid Issuance. All shares of Stock issued upon the proper exercise of a Warrant in conformity with this Agreement shall be validly issued, fully paid and non-assessable.

4. Date of Issuance. Each person in whose name any such certificate for shares of Stock is issued shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

3.             Adjustments.

(a)           Stock Dividends — Split-Ups. If after the date hereof the number of outstanding shares of Stock is increased by a stock dividend payable in shares of Stock, or by a split-up of shares of Stock, or other similar event, then, on the effective date of such stock dividend, split-up or similar event, the number of shares of Stock issuable on exercise of each Warrant shall be increased in proportion to such increase in outstanding shares of Stock.

(b)           Aggregation of Shares. If after the date hereof, the number of outstanding shares of Stock is decreased by a consolidation, combination, reverse stock split or reclassification of shares of Stock or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of shares of Stock issuable on exercise of each Warrant shall be decreased in proportion to such decrease in outstanding shares of Stock.

(c)           Adjustments in Exercise Price. Whenever the number of shares of Stock purchasable upon the exercise of the Warrants is adjusted, as provided in Section 3(a) and 3(b) above, the Warrant Price shall be adjusted (to the nearest cent) by multiplying such Warrant Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Stock purchasable upon the exercise of the Warrants immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Stock so purchasable immediately thereafter.

(d)           Replacement of Securities upon Reorganization, etc. In case of any reclassification or reorganization of the outstanding shares of Stock (other than a change covered by Section 3(a) or 3(b) hereof or that solely affects the par value of such shares of Stock), or in the case of any merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding shares of Stock), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the Warrant holders shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the Warrants and in lieu of the shares of Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the Warrant holder would have received if such Warrant holder had exercised his, her or its Warrant(s) immediately prior to such event; and if any reclassification also results in a change in shares of Stock covered by Section 3(a) or 3(b), then such adjustment shall be made pursuant to Sections 3(a), (b), (c) and this Section 3(d). The provisions of this Section 3(d) shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales or other transfers.

(e)           Notice of Changes in Warrant. Upon the occurrence of any event specified in Sections 3(a), (b), (c) or 3(d), then, in any such event, the Company shall give written notice to each Warrant holder, at the last address set forth for such holder in the warrant register, of the record date or the effective date of the event. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event.

(f)            Form of Warrant. The form of Warrant need not be changed because of any adjustment pursuant to this Section 3, and Warrants issued after such adjustment may state the same Warrant Price and the same number of shares as is stated in the Warrants initially issued pursuant to this Agreement. However, the Company may at any time in its sole discretion make any change in the form of Warrant that the Company may deem appropriate and that does not affect the substance thereof, and any Warrant thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant or otherwise, may be in the form as so changed.

4.             Redemption.

(a)           Redemption. Subject to Section 4(d) hereof, not less than all of the outstanding Warrants may be redeemed, at the option of the Company, at any time after they become exercisable and prior to the Effective Date, upon the notice referred to in Section 4(b), at the price of $.01 per Warrant (“Redemption Price”).

(b)           Date Fixed for, and Notice of, Redemption. In the event the Company shall elect to redeem all of the Warrants, the Company shall fix a date for the redemption (the “Redemption Date”). Notice of redemption shall be mailed by first class mail, postage prepaid, by the Company not less than 30 days prior to the date fixed for redemption to the registered holders of the Warrants to be redeemed at their last addresses as they shall appear on the registration books. Any notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the registered holder received such notice. In the event of any adjustment to the Warrant Price or the number of shares of Stock issuable on exercise of each Warrant as provided in Section 3, a proportional adjustment shall be made to the Trigger Price.

(c)           Exercise After Notice of Redemption. The Warrants may be exercised, for cash (or on a “cashless basis” in accordance with Section 2(e)(1)of this Agreement) at any time after notice of redemption shall have been given by the Company pursuant to Section 4(b) hereof and prior to the Redemption Date. On and after the Redemption Date, the record holder of the Warrants shall have no further rights except to receive, upon surrender of the Warrants, the Redemption Price.

5.             Limitations on Transfer. Purchaser shall not assign, hypothecate, donate, encumber or otherwise dispose of any interest in the Units except in compliance with the provisions herein and applicable securities laws. The Company shall not be required (a) to transfer on its books any shares of Stock of the Company which shall have been transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred. Purchaser hereby further acknowledges that Purchaser may be required to hold the Stock purchased hereunder indefinitely. During the period of time during which the Purchaser holds the Stock, the value of the Stock may increase or decrease, and any risk associated with such Stock and such fluctuation in value shall be borne by the Purchaser.

6.             Restrictive Legends. All certificates representing the Stock shall have endorsed thereon legends in substantially the following forms (in addition to any other legend which may be required by other agreements between the parties hereto):

(a)           “IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES

HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.”

(b)           “THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.”

7.             Registration Rights. Purchaser (and its assignees and transferees) shall be granted certain registration rights pursuant to a Registration Rights Agreement reasonably acceptable to the Purchaser and the Company.

8.             Investment Representations. In connection with the purchase of the Units, Purchaser represents to the Company the following:

(a)           Purchaser is aware of the Company’s business affairs and financial condition and has sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Units. Purchaser is purchasing the Units for investment for Purchaser’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Act”).

(b)           Purchaser understands that the Units have not been registered under the Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.

(c)           Purchaser further acknowledges and understands that the Units must be held indefinitely unless the Units are subsequently registered under the Act or an exemption from such registration is available. Purchaser understands that the certificate evidencing the Stock will be imprinted with a legend which prohibits the transfer of the Stock unless the Stock is registered or such registration is not required in the opinion of counsel for the Company.

(d)           Purchaser warrants and represents that Purchaser is an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission under the Act.

(e)           Purchaser further warrants and represents that Purchaser has either (i) preexisting personal or business relationships, with the Company or any of its officers, directors or controlling persons, or (ii) the capacity to protect his own interests in connection with the purchase of the Units by virtue of the business or financial expertise of himself or of professional advisors to Purchaser who are unaffiliated with and who are not compensated by the Company or any of its affiliates, directly or indirectly.

9.             Miscellaneous.

(a)           Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given:  (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, and if not during normal business hours of the recipient, then on the next business day, (iii) five (5) calendar days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the other party hereto at such party’s address hereinafter set forth on the signature page hereof, or at such other address as such party may designate by ten (10) days advance written notice to the other party hereto.

(b)           Successors and Assigns. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser, Purchaser’s successors, and assigns.

(c)           Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York. The parties agree that any action brought by either party to interpret or enforce any provision of this Agreement shall be brought in, and each party agrees to, and does hereby, submit to the jurisdiction and venue of, the appropriate state or federal court for the district encompassing the Company’s principal place of business.

(d)           Further Execution. The parties agree to take all such further action(s) as may reasonably be necessary to carry out and consummate this Agreement as soon as practicable, and to take whatever steps may be necessary to obtain any governmental approval in connection with or otherwise qualify the issuance of the securities that are the subject of this Agreement.

(e)           Entire Agreement; Amendment. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes and merges all prior agreements or understandings, whether written or oral. This Agreement may not be amended, modified or revoked, in whole or in part, except by an agreement in writing signed by each of the parties hereto.

(f)            Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(g)           Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

[Signatures on following page]

In Witness Whereof, the parties hereto have executed this Agreement as of the day and year first above written.

Information Services Group, Inc.

By:	/s/ Michael Connors
Michael Connors
Chief Executive Officer

Address: 725 Oenoke Ridge Road
New Canaan, CT 06840

Oenoke Partners, LLC

By:	/s/ Michael Connors
Michael Connors
Managing Member

Address: 725 Oenoke Ridge Road
New Canaan, CT 06840

EXHIBIT A

[Form of Warrant]

NUMBER	(SEE REVERSE SIDE FOR LEGEND) (THIS WARRANT WILL BE VOID IF NOT EXERCISED PRIOR TO 5:00 P.M. ON THE EXPIRATION DATE)	WARRANTS

INFORMATION SERVICES GROUP, INC.

WARRANT

THIS CERTIFIES THAT, for value received, OENOKE PARTNERS, LLC (the “Purchaser”) is the registered holder of a Warrant or Warrants expiring on the Expiration Date (the “Warrant”) to purchase one fully paid and non-assessable share of Common Stock, par value $.001 per share (“Shares”), of Information Services Group, Inc., a Delaware corporation (the “Company”), for each Warrant evidenced by this Warrant Certificate.  The Warrant entitles the holder thereof to purchase from the Company, commencing on the later of (i) the completion by the Company of an acquisition, through a merger, capital stock exchange, asset or stock acquisition or other business combination, of one or more domestic or international operating businesses and (ii) the date that is one year after the registration statement relating to the Public Offering is declared effective by the SEC, such number of Shares of the Company at the price of $6.00 per share, upon surrender of this Warrant Certificate and payment of the Warrant Price to the Company, but only subject to the conditions set forth herein and in the Management Unit Purchase Agreement between the Company and the Purchaser.  The Management Unit Purchase Agreement provides that upon the occurrence of certain events the Warrant Price and the number of Warrant Shares purchasable hereunder, set forth on the face hereof, may, subject to certain conditions, be adjusted.   The term Warrant Price as used in this Warrant Certificate refers to the price per Share at which Shares may be purchased at the time the Warrant is exercised.

Upon any exercise of the Warrant for less than the total number of full Shares provided for herein, there shall be issued to the registered holder hereof or the registered holder’s assignee a new Warrant Certificate covering the number of Shares for which the Warrant has not been exercised.

Warrant Certificates, when surrendered at the office of the Company by the registered holder hereof in person or by attorney duly authorized in writing, may be exchanged in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants.

Upon due presentment for registration of transfer of the Warrant Certificate at the office of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any applicable tax or other governmental charge.

The Company may deem and treat the registered holder as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by

[Management Warrant]

anyone), for the purpose of any exercise hereof, of any distribution to the registered holder, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

This Warrant does not entitle the registered holder to any of the rights of a stockholder of the Company.

The Company reserves the right to call the Warrant at any time prior to its exercise, with a notice of call in writing to the holders of record of the Warrant, giving 30 days’ notice of such call at any time after the Warrant becomes exercisable.  The call price of the Warrants is to be $.01 per Warrant.  Any Warrant either not exercised or tendered back to the Company by the end of the date specified in the notice of call shall be canceled on the books of the Company and have no further value except for the $.01 call price.

By:

	Secretary	Chairman of the Board

SUBSCRIPTION FORM

To Be Executed by the Registered Holder in Order to Exercise Warrants

The undersigned Registered Holder irrevocably elects to exercise                              Warrants represented by this Warrant Certificate, and to purchase the shares of Common Stock issuable upon the exercise of such Warrants, and requests that Certificates for such shares shall be issued in the name of

(PLEASE TYPE OR PRINT NAME AND ADDRESS)

(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)

and be delivered to
(PLEASE PRINT OR TYPE NAME AND ADDRESS)

and, if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below:

Dated:
(SIGNATURE)

(ADDRESS)

(TAX IDENTIFICATION NUMBER)

ASSIGNMENT

To Be Executed by the Registered Holder in Order to Assign Warrants

For Value Received,                                                hereby sell, assign, and transfer unto

(PLEASE TYPE OR PRINT NAME AND ADDRESS)

(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)

and be delivered to
(PLEASE PRINT OR TYPE NAME AND ADDRESS)

 of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitute and appoint                                                                    Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Dated:
(SIGNATURE)